THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 2001

[UMBRELLA GRAPHICS]



           THE TRAVELERS SERIES TRUST:

           CONVERTIBLE BOND PORTFOLIO
           STRATEGIC STOCK PORTFOLIO
           DISCIPLINED SMALL CAP STOCK PORTFOLIO
           MFS MID CAP GROWTH PORTFOLIO
           MFS RESEARCH PORTFOLIO







[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183
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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
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DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series
Trust -- Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)")(1) for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (December 31, 2000 - June 30, 2001)(2)
------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................             1.58%
Strategic Stock Portfolio...................................             0.91
Disciplined Small Cap Stock Portfolio.......................             1.76
MFS Mid Cap Growth Portfolio................................            (4.72)
MFS Research Portfolio......................................           (14.24)

MARKET AND ECONOMIC OVERVIEW

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")(3) fell 6.69% for the period ended June 30, 2001. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")(4) six times during the first half of the year, for a total decrease of 2.75%.

In response to the Fed's rate cuts, bonds on the shorter end of the yield curve(5) experienced a rally that extended through June 2001. In terms of the U.S. Government sector of the bond market, securities with maturities of two years or less were the strongest total-return performers. However, yields on 30-year Treasury bonds increased from 5.46% to 5.76%. (Changes in the price of fixed income securities are inversely related to changes in interest rates.) It is our belief that the underperformance of the 30-year Treasury bond was caused by fear of inflation from a potentially overly aggressive Fed.

The U.S. high-yield-bond market was volatile during the January - June time frame. Early in the period, this sector surged ahead in response to the Fed's rate cuts. However, March and April saw the high-yield market fall into negative territory. A rally ensued in May but ended in June.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings pre-announcements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence had eroded significantly.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets. Time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

Looking forward, we expect the economy to start to show signs of improvement as the beneficial effects of the Fed's interest rate cuts begin to materialize. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.

---------------

1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units, whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation.
2 The performance returns set forth above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.
3 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
                                                                               1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
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As a result, we expect to see the stock market working its way to higher levels in the months and quarters ahead. We believe that any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed-income securities as well.

CONVERTIBLE BOND PORTFOLIO

The Convertible Bond Portfolio ("Portfolio") seeks to provide investors with current income and capital appreciation by investing in convertible securities and in combinations of non-convertible bonds and warrants or call options that together resemble convertible securities.(6)

For the six months ended June 30, 2001, the Portfolio returned 1.58%. In comparison, the Merrill Lynch Investment Grade Convertible Bond Index ("Merrill Lynch Index")(7) returned negative 0.59% for the same period. Past performance is not indicative of future results.

We manage the Portfolio to have the characteristics of a traditional convertible security, where the convertible's price sensitivity averages 50% to 70% of the underlying stock's movement, while staying reasonably close to the bond's value in order to help protect against large declines in the stock's price. We typically begin selling issues when they are 50% above their initial offering price.

While hopes of a January Effect(8) raised the expectations of equity investors early in 2001, continued uncertainty regarding the economy and corporate earnings quickly reversed the trend, dampening investor confidence. In the first quarter of 2001, the S&P 500 lost 11.85%, the tech heavy Nasdaq Composite Index ("Nasdaq")(9) fell a devastating 25.51%, and the Merrill Lynch Convertible Bond Index fell 5.75%. In contrast, the Portfolio outperformed its benchmark, falling only 0.96% during the first quarter of 2001.

For investors of convertible securities, it is important to understand how to interpret the yield curve. Professional market watchers view the yield curve as a reliable barometer of the Fed's economic management strategy. Simply stated, when the spread(10) between yields on short-term and long-term fixed income securities gets narrower (i.e., causing the yield curve to flatten), economic activity is typically expected to slow. In 2000, for example, the yield curve actually became inverted, i.e., yields on short-term securities were higher than yields on long-term securities. When a yield inversion exists, a full-blown contraction can be expected to occur. That is exactly what we have seen transpire. The good news is that the inversion has dissipated and the normal yield curve -- one in which short-term rates are lower than long-term rates -- has reappeared. This change back to a positively sloped yield curve appears to be the result of the Fed's economic stimulus in the first half of 2001.

During the second quarter of 2001, the convertible market finally reversed its losing streak, which had persisted through the prior four quarters. The convertible market, which is generally known for its stable return structure, was able to mask wild gyrations in the broad-based equity indices with relatively flat performance year-to-date. In the second quarter of 2001, performance for the S&P 500 was 5.85%, while the tech-heavy Nasdaq rose a lofty 17.4%. The strong equity markets spilled over into convertibles, leaving the Merrill Lynch Convertible Bond Index with a 4.37% gain. The Portfolio continued its strong showing, posting a gain of 1.82% for the quarter, bringing its year-to-date return to 1.58%.

From a credit perspective, speculative-grade convertible issues outperformed the general market and also the investment-grade indices during the period, due to their increased equity sensitivity. For the first half of 2001, the convertible market continued to outpace the returns of its underlying stocks. This made sense, given the downside support and higher coupon that convertibles enjoy relative to their underlying common stocks. In our view, the classic convertible is the best way to play the market at this time due to its higher risk/reward payoff.

---------------

 6 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date. Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Call options are rights to buy shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
 7 The Merrill Lynch Index comprises approximately 115 investment-grade convertible bond issues. The index excludes those issues that have mandatory conversion features. Please note that an investor cannot invest directly in an index.
 8 The January Effect refers to the propensity for the stock market to receive a boost during the first month of the year as a result of large investors selling stocks viewed as unfavorable before the end of the prior calendar year for tax purposes.
 9 The Nasdaq is a market-value-weighted index that measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
10 Yield spread refers to the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different qualities.
 2
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Our portfolio-management approach continues to be focused on rigorous credit analysis. Our model-driven research, coupled with our strict valuation discipline, has served the Portfolio well in the past. We are confident that patience and a long-term outlook will continue to work in our favor during the remainder of 2001.

STRATEGIC STOCK PORTFOLIO

The Strategic Stock Portfolio ("Portfolio") seeks to provide investors with relatively high yield potential. The managers invest in the 10 highest dividend yielding stocks from the Dow Jones Industrial Average ("DJIA")(11) each month. To supplement the original 10 Dow Jones stocks, another 15 stocks are selected from the S&P 500 based on dividend yield and subject to a high standard of quality ranking by Standard & Poor's. The list of 25 stocks is recreated each month for the investment of new deposits.

For the six months ended June 30, 2001, the Portfolio returned 0.91%. In comparison, the DJIA returned negative 1.81%. Past performance is not indicative of future results.

After a long period of significant underperformance, value stocks have staged a comeback relative to growth stocks in the last 18 months. To underscore the disparity between the two styles of investing, we observe that the S&P 500/Barra Value index fell 2.50% and significantly outperformed the S&P 500/Barra Growth index return of negative 11.04% in the first half of 2001. The Portfolio benefited from this trend since high-yielding stocks offer more attractive valuations within the overall universe of U.S. stocks.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

The Disciplined Small Cap Stock Portfolio ("Portfolio") seeks long-term capital appreciation by investing primarily in the common stocks of companies with relatively small market capitalizations.

For the six months ended June 30, 2001, the Portfolio returned 1.76%. In comparison, the Russell 2000 Index(12) returned 6.94% for the same period. Past performance is not indicative of future results.

The Portfolio is designed to provide diversified exposure to the small-capitalization sector of the U.S. stock market. The managers' stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and that offer what they believe to be competitive values.

The performance of U.S. equity markets in both the first and second quarters of 2001 has reflected the tug-of-war between the favorable influence of declining interest rates and the unfavorable evidence of declining earnings expectations. Aggressive easing by the Fed sparked stock market rallies in both January and April 2001. Both rallies were followed, however, by a slew of downward earnings revisions, sending stock prices sharply lower in February, March, May and June.

Small-cap stocks outperformed their large-cap counterparts during the period, while growth(13) stocks performed poorly. During the first six months of 2001, the Russell 2000 Index returned 6.94% while the S&P 500 returned negative 6.69%. The Russell 2000 Growth Index(14) remained essentially unchanged, significantly underperforming the Russell 2000 Value Index(15) return of 12.78%.

Early in the second quarter of 2001, the Portfolio's performance was helped by its investments in Symantec Corp., Emulex Corp. and Alpha Industries -- all of which benefited from the environment of declining interest rates. In the healthcare sector, the Portfolio's investments in biotech stocks such as Protein Design Labs Inc., Invitrogen Corp. and Aviron recovered in the second quarter. In addition, its positions in stable growth companies such as LifePoint Hospitals Inc. and NPS Pharmaceuticals Inc. improved over the period, contributing to performance.

---------------

11 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
   Figures for the DJIA include reinvestment of dividends.
12 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
13 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
14 Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
15 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
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By the end of the period, small-cap stock valuations were the lowest they had been in years relative to other equity asset classes. It is our view that the small-cap market represents a solid long-term investment opportunity. For the first time in four years, new money has begun to flow into small-cap mutual funds and institutional portfolios -- a sign of increasing investor confidence in the group.

While the U.S. economy remains mired in a sluggish slowdown, there is some hope that the second quarter may, in retrospect, mark the low point of the cycle. We believe the Fed's interest rate cuts, along with the tax cuts signed by President Bush, should reinvigorate the U.S. economy in the months ahead. In the short term, however, the U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of improved earnings in the intermediate term. For the Portfolio, we maintain our focus on identifying companies with low valuations and rising earnings expectations as our key stock-selection parameters during this difficult market environment.

MFS MID CAP GROWTH PORTFOLIO

The MFS Mid Cap Growth Portfolio ("Portfolio") seeks long-term capital appreciation. For the six months ended June 30, 2001, the Portfolio returned negative 4.72%. In comparison, the Russell 2000 Index and the Russell Midcap Growth Index(16) returned 6.94% and negative 12.96%, respectively, for the same period. Past performance is not indicative of future results.

As Portfolio's managers, we look for growing businesses that have made the transition from small- to mid-capitalization companies. As part of this approach, we will invest in industries where the competitive field has narrowed to just a few companies. Our goal is to use our proprietary research to identify the company or companies that appear to be the best candidates to dominate a given field, and to invest in those companies early -- before the market recognizes their true worth. (Of course, no guarantees can be given that this will, in fact, occur.)

Performance during the period consisted of good news and bad news. The good news was that the Portfolio strongly outperformed its benchmark; the bad news was that performance was, nevertheless, negative. The U.S. equity markets have undergone one of their most severe technology corrections in history, with telecommunications being perhaps the hardest hit of all. Though we had minimized the Portfolio's telecommunications weighting going into the downturn, several of our holdings in other areas of technology were still negatively affected.

In contrast, however, during a period marked by well-publicized earnings disappointments, a number of our largest holdings either met or exceeded earnings expectations. For example, VeriSign Inc., our largest holding as of the end of the period, is a dominant player in both security and domain names for the Internet. We significantly increased our position over the past six to eight months as the stock's price tumbled along with the overall market slide. We saw this price drop as a buying opportunity, given that our research indicated that VeriSign's earnings potential remained strong. In the second quarter of 2001, our decision was vindicated as VeriSign beat earnings expectations and the stock's price rose considerably, helping the Portfolio's performance.

CSG Systems International is another large holding that helped performance during the period. CSG is an outsourcing company that generates bills for cable television, satellite broadcasts and telephone subscribers. Its customers include AT&T Broadband and Cablevision Systems Corp. Our research shows that CSG already bills nearly half of all cable TV subscribers in the U.S., and that over the next year, its customer base may expand faster than Wall Street analysts expect.

We also either added or increased our existing holdings in several technology firms whose stocks had fallen to attractive valuations, including Adobe Systems Inc. and Advanced Fibre Communications. In our view, these stocks had been unjustly punished by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble.

---------------

16 Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. Please note that an investor cannot invest directly in an index.
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Within the healthcare sector, the Portfolio's investment in Cytyc Corp.
performed well. This company developed and manufactures the ThinPrep Pap Test for cervical-cancer screening. Our research indicated some time ago that Cytyc's more effective test had the potential to become a new standard of care, replacing the existing standard. Our early belief in the company has been rewarded as the firm has overcome considerable hurdles, including convincing doctors to use the test, labs to adopt the screening technology, and insurers to pay for this more-expensive test. As a result, the market has increasingly recognized Cytyc's value. We believe that in the third quarter of 2001, the ThinPrep test will achieve the significant milestone of more than 50% market penetration.

One area that detracted from the Portfolio's performance during the period involved our investment in stocks related to content delivery over the Internet. Although we have largely avoided web-based companies due to their notoriously poor business models, we have invested in a few firms that we feel have strong prospects. InterNAP Network Services and Akamai Technologies Inc., for example, offer some of the best technology for enabling websites to deliver content faster and more effectively. SportsLine.com Inc. has strategic relationships with the networks and with virtually every major league sport. In our view, those relationships will enable it to be the dominant sports site on the Internet, and potentially a great resource for advertisers targeting a male demographic. For all these companies, however, advertising on the Internet dropped precipitously during the period as the Internet economy slowed. Their stock prices have suffered accordingly.

The Portfolio's energy holdings also hurt performance during the period. In the second quarter of 2001, oil and natural gas prices headed downward. To some, this has signaled the end of the energy cycle. We think that assumption has one basic flaw, however: The supply of natural gas has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising energy prices has yet to be resolved. Especially with natural gas, we believe that falling prices could actually increase demand as many industrial and utility users who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up the stock prices of oil and natural gas exploration and production firms. As a result, we added to our positions in those stocks on second quarter 2001 price weakness.

MFS RESEARCH PORTFOLIO

The MFS Research Portfolio ("Portfolio") seeks long-term capital appreciation. For the six months ended June 30, 2001, the Portfolio returned negative 14.24%. In comparison, the S&P 500 returned negative 6.69% for the same period. Past performance is not indicative of future results.

We utilize a "bottom-up"(17) investment approach based on intensive, hands-on research and the best ideas of our analysts. This strategy has led us to some very rewarding growth opportunities, and we believe it may continue to provide solid, long-term relative performance. (Of course, there are no guarantees that this will in fact occur.)

Inventory write-downs, layoffs, reductions in capital spending, and weak earnings reports all continued to exert downward pressure on the market during the period. In anticipation of difficult times ahead, we sharply reduced the Portfolio's positions in the technology and telecommunications sectors in 2000. However, the holdings we maintained in these sectors continued to disappoint the Portfolio during the period. Despite our efforts to invest in the highest-quality franchises in these sectors, a persistent deterioration of business fundamentals continued to bring prices down.

During the period, in addition to reducing the Portfolio's exposure to technology and telecommunications stocks, we added to defensive industries such as healthcare, energy and insurance in an effort to position the Portfolio in an uncertain market environment. Despite mixed results in recent weeks from many well-established companies, stocks such as Safeway Inc., Eli Lilly & Co., and Exxon Mobil Corp. remained prominent holdings in the Portfolio, given their demonstrated ability to generate earnings. Within the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and a spike in energy prices. In the insurance sector, we concentrated on commercial property and casualty insurers and diversified financial services companies, such as American International Group, because we saw signs that they had gained more power to raise premiums and had gathered more assets.

---------------

17 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
                                                                               5
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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
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Looking forward, given the uncertain economic outlook and negative investor sentiment, we think it is difficult to determine exactly when the market will see an upturn. From our standpoint, however, all this volatility and weakness creates an important opportunity since stocks are usually more attractive at lower prices and in a declining interest-rate environment. The key question is, "How long will things stay this way?" We believe the market was unduly optimistic over a year ago. Conversely, we believe it is unduly pessimistic now, since most of the negative news about the economic slowdown, earnings disappointments, and excess capacity appears to be discounted into stock prices.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

July 12, 2001

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 to 35 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of Portfolio holdings is as of June 30, 2001 and is subject to change.

 6
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 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Six Months Ended 6/30/01+             1.58%
    Year Ended 6/30/01                    3.38
    5/1/98* through 6/30/01              10.46
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/01              36.99%
    + Total return is not annualized, as it may
      not be
      representative of the total return for the
      year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2001. The Merrill Lynch Investment Grade
Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[PERFORMANCE LINE GRAPH]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                                 CONVERTIBLE BOND PORTFOLIO           CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                               $     10000                        $     10000
6/98                                                                       10120                               9849
12/98                                                                      10098                              10387
6/99                                                                       10889                              11057
12/99                                                                      11987                              11594
6/00                                                                       13252                              12668
12/00                                                                      13486                              13392
6/30/01                                                                    13699                              13313

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+            0.91%
    Year Ended 6/30/01                  19.29
    5/1/98* through 6/30/01              3.59
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/01             11.79%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2001. The Dow Jones Industrial Average is a price weighted average based on the price only performance of 30 blue chip stocks.

[PERFORMANCE LINE GRAPH]

                                                                 STRATEGIC STOCK PORTFOLIO         DOW JONES INDUSTRIAL AVERAGE
                                                                 -------------------------         ----------------------------
5/1/98                                                             $       10000                       $      10000
6/98                                                                        9690                               9904
12/98                                                                       9576                              10250
6/99                                                                       10760                              12350
12/99                                                                      10051                              13048
6/00                                                                        9372                              11947
12/00                                                                      11079                              12334
6/30/01                                                                    11179                              12110

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+             1.76%
    Year Ended 6/30/01                    0.19
    5/1/98* through 6/30/01               3.43
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/01              11.28%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2001. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

[LINE GRAPH]

                                                                DISCIPLINED SMALL-CAP STOCK
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
5/1/98                                                                   $ 10000                            $ 10000
6/98                                                                        9540                               9481
12/98                                                                       8896                               8806
6/99                                                                        9588                               9623
12/99                                                                      10711                              10676
6/00                                                                       11106                              11001
12/00                                                                      10936                              10354
6/30/01                                                                    11128                              11073

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 6/30/01
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+           (4.72)%
    Year Ended 6/30/01                  (16.18)
    3/23/98* through 6/30/01             17.99
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/01             71.81%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2001. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

[LINE GRAPH]

                                                                MFS MID CAP GROWTH PORTFOLIO       RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
3/23/98                                                                  $ 10000                            $ 10000
6/98                                                                        9800                               9850
12/98                                                                      10050                               9935
6/99                                                                       11387                              10962
12/99                                                                      16499                              11747
6/00                                                                       20497                              12348
12/00                                                                      18031                              12716
6/30/01                                                                    17181                              11068

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+          (14.24)%
    Year Ended 6/30/01                  (23.55)
    3/23/98* through 6/30/01              1.77
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/01              5.92%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

[LINE GRAPH]

                                                                   MFS RESEARCH PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
3/23/98                                                                  $ 10000                            $ 10000
6/98                                                                       10230                              10331
12/98                                                                      10577                              11285
6/99                                                                       11498                              12682
12/99                                                                      13080                              13658
6/00                                                                       13855                              13600
12/00                                                                      12351                              12415
6/30/01                                                                    10592                              11585

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 24.2%
-----------------------------------------------------------------------------------------------
BANKING -- 1.2%
    17,500            National Australia Bank, Exchange 7.875%....................  $   545,125
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.5%
                      Calenergy Capital Trust:
     3,150            Exchange 6.250%.............................................      137,025
     3,070            Exchange 6.500%.............................................      121,265
    25,000            Washington Mutual Capital Trust I, Exchange 5.375%..........    1,334,375
-----------------------------------------------------------------------------------------------
                                                                                      1,592,665
-----------------------------------------------------------------------------------------------
ELECTRIC -- 3.1%
                      AES Trust VII:
     6,000            Exchange 6.000%.............................................      341,250
     6,000            Exchange 6.000%+............................................      336,000
    13,000            Calpine Capital Trust, Exchange 5.000%......................      723,125
-----------------------------------------------------------------------------------------------
                                                                                      1,400,375
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 4.6%
    56,000            Newell Financial Trust I, Exchange 5.250%...................    2,086,000
-----------------------------------------------------------------------------------------------
MEDIA -- 1.8%
     7,000            Tribune Co., Exchange 2.000%................................      832,090
-----------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.6%
    20,000            Owens-Illinois Inc., Exchange 4.750%........................      284,000
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 7.8%
    36,515            Equity Office PPTYS Trust, Exchange 5.250%..................    1,770,977
    52,841            Equity Residential Properties, Exchange 7.250%..............    1,333,707
     4,000            General Growth Properties, Exchange 7.250%..................      102,600
    13,900            Reckson Associates Realty, Exchange 7.625%..................      321,785
-----------------------------------------------------------------------------------------------
                                                                                      3,529,069
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.7%
                      Global Crossing:
     1,200            Exchange 6.750%.............................................      138,300
     1,200            Exchange 7.000%+............................................      115,200
     6,000            Loral Space & Communications, Exchange 6.000%+..............       85,500
-----------------------------------------------------------------------------------------------
                                                                                        339,000
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
     8,000            Williams Telecommunications, Exchange 6.750%+...............      119,000
-----------------------------------------------------------------------------------------------
UTILITIES -- 0.6%
     4,000            Mirant Trust I, Exchange 6.250%.............................      288,000
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $11,555,988).....   11,015,324
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 65.9%
-------------------------------------------------------------------------------------------------
CHEMICALS -- 1.7%
$  700,000   AA-        Indian Petrochemicals, 2.500% due 3/11/02+..................  $   773,500
-------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.3%
   100,000   BB+        Interim Services Inc., 4.500% due 6/1/05....................       80,125
   100,000   NR         Quanta Services Inc., 4.000% due 7/1/07.....................       73,500
-------------------------------------------------------------------------------------------------
                                                                                          153,625
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.8%
 1,000,000   B          Brightpoint Inc., zero coupon due 3/11/18...................      365,000
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 9.8%
   200,000   A          Hellenic Finance SCA, 2.000% due 7/15/03+...................      172,050
                        Hutchison Whampoa International:
 1,000,000   A          2.875% due 9/15/03+.........................................      951,875
   400,000   A          2.000% due 1/12/04+.........................................      373,000
   500,000   AAA        IBK Cayman Finance Co., 1.500% due 8/17/03+.................      506,875
   100,000   NR         JMH Finance Ltd., 4.750% due 9/6/07+........................      104,750
   500,000   BBB        Korea Deposit Insurance, 2.250% due 10/11/05+...............      538,125
 2,350,000   AA-        Merrill Lynch & Co. Inc., zero coupon due 5/23/31...........    1,201,438
   300,000   B          Telewest Finance, 6.000% due 7/7/05+........................      213,435
   700,000   A+         Verizon Global Funding Corp., zero coupon due 5/15/21+......      383,250
-------------------------------------------------------------------------------------------------
                                                                                        4,444,798
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 4.1%
                        Anixter International Inc.:
   400,000   BB+        Zero coupon due 6/28/20+....................................      113,500
 2,800,000   BB+        Zero coupon due 6/28/20.....................................      798,000
 1,100,000   BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............      464,750
   700,000   A          Tyco International Group SA, zero coupon due 2/21/21+.......      505,750
-------------------------------------------------------------------------------------------------
                                                                                        1,882,000
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 6.0%
 1,500,000   BB-        Celestica Inc., zero coupon due 8/1/20......................      661,875
                        Solectron Corp.:
 3,487,000   BBB        Zero coupon due 5/8/20......................................    1,734,783
   760,000   BBB        Zero coupon due 11/20/20....................................      316,350
-------------------------------------------------------------------------------------------------
                                                                                        2,713,008
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
   450,000   BBB-       Universal Health Services, 0.426% due 6/23/20+..............      267,750
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.9%
 1,050,000   BBB-       Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........      385,875
-------------------------------------------------------------------------------------------------
MEDIA -- 6.1%
   800,000   B+         Charter Communications Inc., 4.750% due 6/1/06..............      851,000
 1,500,000   BBB-       Cox Communications Inc., 0.426% due 4/19/20.................      628,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
MEDIA -- 6.1% (CONTINUED)
                        Liberty Media:
$  500,000   BBB-       4.000% due 11/15/29+........................................  $   385,000
   950,000   BBB-       4.000% due 11/15/29.........................................      731,500
   250,000   BBB-       3.500% due 1/15/31+.........................................      201,875
-------------------------------------------------------------------------------------------------
                                                                                        2,797,500
-------------------------------------------------------------------------------------------------
MEDICAL -- 1.5%
   200,000   NR         Aviron, 5.250% due 2/1/08...................................      223,750
   250,000   B-         COR Therapeutics Inc., 4.500% due 6/15/06+..................      247,812
   300,000   NR         Inhale Therapeutical, 3.500% due 10/17/07+..................      202,125
-------------------------------------------------------------------------------------------------
                                                                                          673,687
-------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 7.5%
                        Diamond Offshore Drill:
   400,000   A          1.500% due 4/15/31+.........................................      365,000
 1,200,000   A          Zero coupon due 6/6/20+.....................................      580,500
   900,000   A          Zero coupon due 6/6/20......................................      435,375
 2,400,000   BBB        El Paso Corp., zero coupon due 2/28/21......................      999,000
                        Global Marine Inc.:
   600,000   BBB+       Zero coupon due 6/23/20+....................................      286,500
   900,000   BBB+       Zero coupon due 6/23/20.....................................      429,750
   300,000   BB-        Hanover Compressor Co., 4.750% due 3/15/08..................      311,625
-------------------------------------------------------------------------------------------------
                                                                                        3,407,750
-------------------------------------------------------------------------------------------------
PHARMACUETICALS -- 2.5%
 1,550,000   NR         Roche Holdings Inc., zero coupon due 1/19/15+...............    1,150,875
-------------------------------------------------------------------------------------------------
RETAIL/BUILDING PRODUCTS -- 0.8%
   500,000   A          Lowe's Co. Inc., zero coupon due 2/16/21+...................      370,625
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 11.3%
 2,300,000   BBB        Analog Devices Inc., 4.750% due 10/1/05.....................    2,113,125
   500,000   B+         Cypress Semiconductor, 3.750% due 7/1/05....................      426,875
   100,000   AA-        Dupont Photomasks Inc., zero coupon due 7/24/04.............       92,500
                        International Rectifier Corp.:
   200,000   B          4.250% due 7/15/07..........................................      156,500
   200,000   B          4.250% due 7/15/07+.........................................      156,500
 3,280,000   A-         ST Microelectronics NV, zero coupon due 11/16/10+...........    2,201,700
-------------------------------------------------------------------------------------------------
                                                                                        5,147,200
-------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.9%
   800,000   BBB+       Perkinelmer Inc., zero coupon due 8/7/20....................      415,000
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.4%
 1,000,000   B3*        Adelphia Communications Corp., 6.000% due 2/15/06...........      967,500
   800,000   B          Nextel Communications, 5.250% due 1/15/10...................      488,000
   870,000   B          NTL Communications Corp., 6.750% due 5/15/08+...............      535,050
-------------------------------------------------------------------------------------------------
                                                                                        1,990,550
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 6.7%
                        Aspect Telecommunications:
$  500,000   CCC+       Zero coupon due 8/10/18+....................................  $   102,500
    39,000   CCC+       Zero coupon due 8/10/18.....................................        7,995
                        Commscope Inc.:
   400,000   BB+        4.000% due 12/15/06+........................................      346,500
   350,000   BB+        4.000% due 12/15/06.........................................      303,187
 4,100,000   A          Corning Inc., zero coupon due 11/8/15.......................    2,311,375
-------------------------------------------------------------------------------------------------
                                                                                        3,071,557
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $31,059,160)        30,010,300
-------------------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS AND NOTES -- 3.9%
-------------------------------------------------------------------------------------------------
FRANCE -- 3.5%
   780,000              Axa SA, 2.500% due 1/1/14...................................    1,132,492
    24,000              Vivendi SA, 1.000% due 7/5/03+..............................      472,198
-------------------------------------------------------------------------------------------------
                                                                                        1,604,690
-------------------------------------------------------------------------------------------------
PORTUGAL -- 0.4%
   192,000              Hellenic Finance SCA, 2.000% due 7/15/03+...................      164,782
-------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
                        (Cost -- $1,842,357)........................................    1,769,472
-------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS
                        (Cost -- $44,457,505).......................................   42,795,096
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
 2,711,000              J.P. Morgan Chase & Co., 3.850% due 7/2/01; Proceeds at
                          maturity -- $2,711,870; (Fully collateralized by U.S.
                          Treasury Notes, 8.750% due 11/15/08; Market
                          value -- $2,770,413) (Cost -- $2,711,000).................    2,711,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $47,168,505**)...........  $45,506,096
-------------------------------------------------------------------------------------------------

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 14 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 81.2%
---------------------------------------------------------------------------------------
AUTOMOTIVE -- 4.8%
    11,373    General Motors Corp. .......................................  $   731,853
---------------------------------------------------------------------------------------
CHEMICALS -- 6.9%
    14,063    E.I. du Pont de Nemours & Co. ..............................      678,399
    11,250    Rohm and Haas Co. ..........................................      370,125
---------------------------------------------------------------------------------------
                                                                              1,048,524
---------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.7%
    11,900    Clorox Co. .................................................      402,815
---------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 2.4%
    12,800    Gillette Co. ...............................................      371,072
---------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURER -- 7.1%
     5,580    Minnesota Mining & Manufacturing Co. .......................      636,678
     7,900    Textron, Inc. ..............................................      434,816
---------------------------------------------------------------------------------------
                                                                              1,071,494
---------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 5.1%
     5,300    Emerson Electric Co. .......................................      320,650
     6,200    Johnson Controls, Inc. .....................................      449,314
---------------------------------------------------------------------------------------
                                                                                769,964
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.3%
    11,213    J.P. Morgan Chase & Co. ....................................      500,100
---------------------------------------------------------------------------------------
FOOD -- 7.8%
    14,000    Albertson's Inc. ...........................................      419,860
    17,200    ConAgra Foods, Inc. ........................................      340,732
     6,800    Hershey Foods Corp. ........................................      419,628
---------------------------------------------------------------------------------------
                                                                              1,180,220
---------------------------------------------------------------------------------------
HOUSEWARES -- 2.4%
    14,800    Newell Rubbermaid, Inc. ....................................      371,480
---------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING -- 7.7%
    13,855    Caterpillar Inc. ...........................................      693,443
     8,900    Vulcan Materials Co. .......................................      478,375
---------------------------------------------------------------------------------------
                                                                              1,171,818
---------------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 3.2%
    11,500    Pitney Bowes, Inc. .........................................      484,380
---------------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 2.5%
     7,450    Avery Dennison Corp. .......................................      380,323
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 4.2%
     7,301    Exxon Mobil Corp. ..........................................      637,742
---------------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.7%
    15,900    International Paper Co. ....................................      567,630
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
PHOTO EQUIPMENT & SUPPLIES -- 4.3%
    14,011    Eastman Kodak Co. ..........................................  $   654,033
---------------------------------------------------------------------------------------
RETAIL -- 2.3%
    10,385    May Department Stores Co. ..................................      355,790
---------------------------------------------------------------------------------------
TELEPHONE -- 6.1%
     6,750    ALLTEL Corp. ...............................................      413,505
    12,750    SBC Communications, Inc. ...................................      510,765
---------------------------------------------------------------------------------------
                                                                                924,270
---------------------------------------------------------------------------------------
TOBACCO -- 4.7%
    14,009    Philip Morris Cos. Inc. ....................................      710,957
---------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $12,759,932)....................   12,334,465
---------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.8%
$2,861,000    J.P. Morgan Securities Inc., 3.600% due 7/2/01; Proceeds at
                maturity -- $2,861,856; (Fully collateralized by U.S.
                Treasury Bonds, 6.500% due 11/15/26; Market
                value -- $2,923,294) (Cost -- $2,861,000).................    2,861,000
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $15,620,932*)............  $15,195,465
---------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
-----------------------------------------------------------------------------------------
ADVERTISING -- 0.2%
     1,711    R.H. Donnelley Corp.*.......................................    $    54,752
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.7%
     1,300    Alliant Techsystems Inc.*+..................................        116,870
     1,800    Esterline Technologies Corp.*...............................         39,150
-----------------------------------------------------------------------------------------
                                                                                  156,020
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 1.3%
     4,994    ArvinMeritor Inc. ..........................................         83,600
     3,932    Lear Corp.*.................................................        137,227
     6,112    Tower Automotive Inc.*......................................         62,648
-----------------------------------------------------------------------------------------
                                                                                  283,475
-----------------------------------------------------------------------------------------
BANKS -- 4.4%
     1,600    Commerce Bancorp, Inc. .....................................        112,160
       669    Corus Bankshares Inc. ......................................         40,307
     2,125    East West BanCorp., Inc. ...................................         57,375
     4,229    Greater Bay BanCorp. .......................................        105,640
     1,300    Investors Financial Services Corp. .........................         87,100
     2,454    Provident Bankshares Corp. .................................         61,203
     2,975    Republic Bancorp., Inc. ....................................         41,353
     1,530    Silicon Valley Bancshares*..................................         33,660
     4,237    Southwest Bancorp of Texas Inc.*............................        128,000
     2,954    UCBH Holdings, Inc. ........................................         89,654
     4,495    United Bankshares, Inc. ....................................        120,466
     2,400    Westamerica Bancorp.........................................         94,200
-----------------------------------------------------------------------------------------
                                                                                  971,118
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.3%
       776    Constellation Brands Inc.*..................................         31,816
     1,106    Robert Mondavi Corp., Class A Shares*.......................         44,837
-----------------------------------------------------------------------------------------
                                                                                   76,653
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.0%
     2,193    Aviron*.....................................................        125,001
     5,800    Bio-Technology General Corp.*...............................         75,980
     2,100    Cambrex Corp. ..............................................        106,218
     5,335    Cell Genesys, Inc.*.........................................        109,368
     1,400    Incyte Genomics Inc.*.......................................         34,328
-----------------------------------------------------------------------------------------
                                                                                  450,895
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.2%
     3,328    Centex Construction Products, Inc. .........................        108,160
     2,709    Simpson Manufacturing Co., Inc.*............................        163,895
-----------------------------------------------------------------------------------------
                                                                                  272,055
-----------------------------------------------------------------------------------------
CHEMICALS -- 1.9%
     4,933    Crompton Corp. .............................................         53,770

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CHEMICALS -- 1.9% (CONTINUED)
     3,223    Cytec Industries Inc.*......................................    $   122,474
     4,341    Ferro Corp. ................................................         94,677
     1,900    Minerals Technologies Inc. .................................         81,548
     1,160    OM Group, Inc. .............................................         65,250
-----------------------------------------------------------------------------------------
                                                                                  417,719
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.9%
     1,000    Albany Molecular Research Inc.*.............................         38,010
     1,663    Caremark Rx Inc.*...........................................         27,356
     1,800    Corinthian Colleges Inc.*...................................         84,726
     3,776    Education Management Corp.*.................................        151,229
     2,705    F.Y.I. Inc.*................................................        110,905
     1,052    Heidrick & Struggles International, Inc.*...................         21,387
     1,683    Korn/Ferry International*...................................         26,087
     3,932    Management Network Group Inc.*..............................         23,985
     1,600    NCO Group Inc.*.............................................         49,488
     3,986    On Assignment Inc.*.........................................         71,748
     1,600    Pharmaceutical Product Development*.........................         48,816
     2,799    Rent-a-center, Inc.*........................................        147,227
    10,300    Service Corporation International*..........................         65,508
-----------------------------------------------------------------------------------------
                                                                                  866,472
-----------------------------------------------------------------------------------------
COMPUTERS -- 1.0%
     2,100    InFocus Corp.*..............................................         42,819
     2,858    Mentor Graphics Corp.*......................................         50,015
     1,063    Mercury Computer Systems Inc.*..............................         46,878
     1,600    Perot Systems Corp.*........................................         28,960
     3,720    Storage Technology Corp.*...................................         51,187
-----------------------------------------------------------------------------------------
                                                                                  219,859
-----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.4%
     2,625    SCP Pool Corp.*.............................................         90,405
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.8%
       800    CH Energy Group Inc. .......................................         35,160
     7,368    EL Paso Electric Co.*.......................................        117,814
     3,653    MDU Resources Group., Inc. .................................        115,581
       500    Northwestern Corp. .........................................         11,200
     3,805    Public Service Co. of New Mexico............................        122,141
     2,476    RGS Energy Group, Inc. .....................................         92,850
     1,711    UIL Holdings Corp. .........................................         83,137
     1,800    Unisource Energy Corp. .....................................         41,346
-----------------------------------------------------------------------------------------
                                                                                  619,229
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
     5,321    AMETEK, Inc. ...............................................        162,557
     1,616    Belden Inc. ................................................         43,228
     3,791    C&D Technology, Inc.+.......................................        117,521
-----------------------------------------------------------------------------------------
                                                                                  323,306
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRONICS -- 2.9%
     1,520    DDI Corp.*..................................................    $    30,400
     2,954    Electro Scientific Industries, Inc.*........................        112,547
     1,583    FEI Co.*....................................................         64,903
     1,665    Mettler-Toledo International Inc.*..........................         72,011
       600    Paxar Corp.*................................................          8,640
     2,954    SBS Technologies Inc.*......................................         55,890
     6,004    Sensormatic Electronics Corp.*..............................        102,068
     5,300    Trimble Navigation Ltd.*....................................        103,297
     2,572    Varian, Inc.*...............................................         83,076
-----------------------------------------------------------------------------------------
                                                                                  632,832
-----------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.4%
     2,697    Dycom Industries, Inc.*.....................................         61,842
       583    Jacobs Engineering Group Inc.*..............................         38,029
-----------------------------------------------------------------------------------------
                                                                                   99,871
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.5%
       627    Anchor Gaming*..............................................         40,517
     7,840    Aztar Corp.*................................................         94,864
     1,200    Bally Total Fitness Holdings*...............................         35,532
     1,600    Callaway Golf Co. ..........................................         25,280
     2,600    Choice Hotels International Inc.*...........................         39,000
     1,711    Direct Focus Inc.*..........................................         81,273
     2,500    Extended Stay America, Inc.*................................         37,500
       800    Polaris Industries Inc. ....................................         36,640
     2,500    Prime Hospitality Corp.*....................................         29,625
     5,431    The Topps Co., Inc.*........................................         63,488
     2,000    WMS Industries Inc.*........................................         64,340
-----------------------------------------------------------------------------------------
                                                                                  548,059
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES - DIVERSIFIED -- 2.0%
       785    Affiliated Managers Group Inc.*.............................         48,278
     1,385    AmeriCredit Corp.*..........................................         71,951
     3,237    Charter Municipal Mortgage Acceptance Co. ..................         51,630
     1,616    CompuCredit Corp.*..........................................         17,857
     3,137    Doral Financial Corp. ......................................        107,599
    10,978    Friedman, Billings, Ramsey Group, Inc.*.....................         76,846
     1,052    Jefferies Group, Inc. ......................................         34,085
       861    Raymond James Financial, Inc. ..............................         26,347
-----------------------------------------------------------------------------------------
                                                                                  434,593
-----------------------------------------------------------------------------------------
FOOD -- 1.5%
     4,005    Earthgrains Co. ............................................        104,130
     3,167    Ralcorp Holdings Inc.*......................................         59,350
     3,500    Smithfield Foods Inc.*......................................        141,050
       300    Suiza Foods Corp.*..........................................         15,930
-----------------------------------------------------------------------------------------
                                                                                  320,460
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FOOD - PROCESSING -- 0.3%
     2,000    Performance Food Group*.....................................    $    60,460
-----------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.6%
     3,583    Potlatch Corp. .............................................        123,291
-----------------------------------------------------------------------------------------
GAS -- 2.1%
     1,700    AGL Resources Inc. .........................................         40,375
     1,520    Energen Corp. ..............................................         41,952
     2,580    New Jersey Resources Corp. .................................        116,616
       800    Peoples Energy Corp. .......................................         32,160
     3,559    Southwest Gas Corp. ........................................         84,277
     4,362    UGI Corp. ..................................................        117,774
     1,382    WGL Holdings Inc. ..........................................         37,466
-----------------------------------------------------------------------------------------
                                                                                  470,620
-----------------------------------------------------------------------------------------
HEALTHCARE -- 6.8%
     4,091    Apria Healthcare Group Inc.*................................        118,025
     3,167    Coventry Health Care, Inc.*.................................         63,973
     1,983    Cyberonics, Inc.*...........................................         33,513
     2,737    Datascope Corp.+............................................        126,148
       900    Diagnostic Products Corp. ..................................         29,880
     3,805    Endocare, Inc.*.............................................         60,842
     3,400    Igen International Inc.*....................................         88,400
       800    Impath Inc.*................................................         35,440
       872    Laboratory Corp. of America Holdings*.......................         67,057
     4,300    Lifepoint Hospitals, Inc.*..................................        190,404
     2,248    Lincare Holdings, Inc.*.....................................         67,462
     4,857    Mid Atlantic Medical Services, Inc.*........................         87,086
     5,015    Oakley, Inc.*...............................................         92,778
     2,731    ResMed Inc.*+...............................................        138,052
     5,314    Sonic Innovations Inc.*.....................................         34,275
     5,431    Steris Corp.*...............................................        108,892
     2,954    Sunrise Assisted Living, Inc.*..............................         77,543
     1,400    Triad Hospitals Inc.*.......................................         41,258
       600    Varian Medical Systems Inc.*................................         42,900
-----------------------------------------------------------------------------------------
                                                                                1,503,928
-----------------------------------------------------------------------------------------
HOME BUILDERS -- 2.1%
     1,307    Centex Corp. ...............................................         53,260
     6,234    D.R. Horton Inc.+...........................................        141,512
     1,063    KB Home.....................................................         32,071
     2,066    Lennar Corp. ...............................................         86,152
       704    NVR, Inc.*..................................................        104,192
       638    Pulte Homes Inc. ...........................................         27,198
       425    Toll Brothers Inc.*.........................................         16,707
-----------------------------------------------------------------------------------------
                                                                                  461,092
-----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.2%
     1,009    Harman International Industries, Inc. ......................         38,433
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 1.3%
     3,600    John H. Harland Co. ........................................    $    83,880
     2,763    Pennzoil-Quaker State Co. ..................................         30,946
     1,147    The Scotts Co., Class A Shares*.............................         47,543
     1,945    Toro Co. ...................................................         87,428
     1,275    Tupperware Corp. ...........................................         29,873
       850    Wallace Computer Services Inc. .............................         14,059
-----------------------------------------------------------------------------------------
                                                                                  293,729
-----------------------------------------------------------------------------------------
INSURANCE -- 3.4%
       319    American National Insurance.................................         23,845
       957    Arthur J. Gallagher & Co. ..................................         24,882
     1,382    Fidelity National Financial Inc. ...........................         33,956
     4,947    First American Corp. .......................................         93,696
     2,919    HCC Insurance Holdings, Inc. ...............................         71,516
     3,167    LandAmerica Financial Group, Inc. ..........................        100,869
     4,229    Leucadia National Corp.*....................................        137,231
     1,400    Liberty Financial Co. ......................................         45,430
     1,052    Philadelphia Consolidated Holding Co.*......................         36,589
     2,992    ProAssurance Corp.*.........................................         51,612
     2,338    Selective Insurance Group...................................         62,378
     1,700    StanCorp Financial Group....................................         80,563
-----------------------------------------------------------------------------------------
                                                                                  762,567
-----------------------------------------------------------------------------------------
INTERNET -- 3.0%
       200    1-800 Contacts Inc.*........................................          4,958
     1,400    1-800-Flowers.com Inc.*.....................................         20,776
     2,800    Art Technology Group Inc.*..................................         16,240
     1,000    Digital Insight Corp.*......................................         22,100
     4,931    IndyMac Bancorp Inc.*.......................................        132,151
     2,100    INT Media Group, Inc.*......................................          8,400
     1,600    IntraNet Solutions, Inc.*...................................         60,880
     5,845    Mcafee.com Inc.*............................................         71,777
     2,800    Netegrity Inc.*.............................................         84,000
     3,400    Sapient Corp.*..............................................         33,150
     2,232    Seebeyond Technology Corp.*.................................         26,784
     5,400    SonicWall, Inc.*............................................        136,134
     2,816    Verity Inc.*................................................         56,179
-----------------------------------------------------------------------------------------
                                                                                  673,529
-----------------------------------------------------------------------------------------
IRON/STEEL -- 0.8%
     6,679    AK Steel Holdings Corp. ....................................         83,755
     3,264    Reliance Steel & Aluminum Co. ..............................         82,416
-----------------------------------------------------------------------------------------
                                                                                  166,171
-----------------------------------------------------------------------------------------
MACHINERY -- 0.1%
     2,700    JLG Industries, Inc. .......................................         33,345
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MANUFACTURING -- 3.9%
     3,693    AptarGroup, Inc. ...........................................    $   119,764
     3,904    Donaldson Co., Inc.+........................................        121,610
    18,455    Interface Inc. .............................................        138,413
       957    National Service Industries Inc. ...........................         21,599
     1,913    Pittston Brink's Group......................................         42,641
     7,300    Presstek Inc.*..............................................         87,600
     1,200    The Shaw Group Inc.*........................................         48,120
     3,400    Stewart & Stevenson Services, Inc. .........................        112,200
       900    Tecumseh Products Co. ......................................         44,550
     6,774    Wabtec Corp. ...............................................        101,610
       500    Zebra Technologies Corp.*...................................         24,560
-----------------------------------------------------------------------------------------
                                                                                  862,667
-----------------------------------------------------------------------------------------
MEDIA -- 0.7%
     2,300    Crown Media Holdings, Inc.*.................................         42,665
     2,400    Scholastic Corp.*...........................................        108,000
-----------------------------------------------------------------------------------------
                                                                                  150,665
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 2.2%
     3,300    Cabot Oil & Gas Corp. ......................................         80,520
     7,600    Chesapeake Energy Corp.*....................................         51,680
     5,633    Meridian Resource Corp.*....................................         40,389
    14,500    Parker Drilling Co.*........................................         94,250
     2,952    Patina Oil & Gas Corp. .....................................         78,228
     1,300    Stone Energy Corp.*.........................................         57,590
     2,429    Swift Energy Co.*...........................................         73,186
-----------------------------------------------------------------------------------------
                                                                                  475,843
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.9%
     3,509    Cal Dive International, Inc.*+..............................         86,321
     2,500    Newpark Resources*..........................................         27,750
     1,700    Seacor Smit Inc.*...........................................         79,458
-----------------------------------------------------------------------------------------
                                                                                  193,529
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.6%
     7,027    Ivex Packaging Corp.*.......................................        133,513
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.4%
       920    AmeriSource Health Corp.*...................................         50,876
     3,400    Cell Therapeutics Inc.*.....................................         93,976
     1,658    Corixa Corp.*...............................................         28,302
     1,000    Cubist Pharmaceuticals Inc.*................................         38,000
     4,300    Ilex Oncology Inc.*.........................................        128,570
     2,370    Medicis Pharmaceutical Corp., Class A Shares*...............        125,610
     6,900    Miravant Medical Technologies*..............................         89,700
     4,600    NBTY, Inc.*.................................................         57,224
     2,700    Noven Pharmaceuticals, Inc.*................................        105,840
     2,954    NPS Pharmaceuticals, Inc.*..................................        118,751

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.4% (CONTINUED)
     5,400    Perrigo Co.*................................................    $    90,126
     1,690    Syncor International, Corp.*................................         52,390
-----------------------------------------------------------------------------------------
                                                                                  979,365
-----------------------------------------------------------------------------------------
REAL ESTATE -- 1.5%
     1,424    Allied Capital Corp. .......................................         32,966
     5,637    Catellus Development Corp.*.................................         98,366
     4,951    Jones Lang LaSalle Inc.*....................................         65,353
     3,700    Security Capital Group Inc.*................................         79,180
     5,903    Trammell Crow Co.*..........................................         65,228
-----------------------------------------------------------------------------------------
                                                                                  341,093
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.9%
     2,900    Chateau Communities, Inc. ..................................         91,060
     3,699    Cousins Properties, Inc. ...................................         99,318
     8,003    Equity Inns, Inc. ..........................................         78,429
     3,202    First Industrial Realty Trust, Inc. ........................        102,912
     2,275    Health Care Property Investors, Inc. .......................         78,260
     2,597    Mid America Apartment Communities, Inc. ....................         66,457
     4,082    Parkway Properties Inc. ....................................        143,891
     5,665    Reckson Associates Realty Corp. ............................        130,295
     3,111    Regency Centers Corp. ......................................         79,019
-----------------------------------------------------------------------------------------
                                                                                  869,641
-----------------------------------------------------------------------------------------
RESTAURANTS -- 1.0%
     3,858    Applebee's International, Inc.*.............................        123,456
     3,072    CBRL Group, Inc.*...........................................         52,070
     1,291    The Cheesecake Factory Inc.*................................         36,535
-----------------------------------------------------------------------------------------
                                                                                  212,061
-----------------------------------------------------------------------------------------
RETAIL -- 6.0%
     1,380    Abercrombie & Fitch Co., Class A Shares*....................         61,410
       978    American Eagle Outfitters, Inc.*............................         34,465
     6,691    Cato Corp., Class A Shares..................................        130,608
     3,261    Chicos FAS Inc.*+...........................................         97,015
       993    Childrens Place Retail Stores, Inc.*........................         26,612
     4,200    Copart Inc.*................................................        122,850
     2,000    Cost Plus Inc.*.............................................         60,000
     1,711    Dress Barn, Inc.*...........................................         38,925
     7,924    Haverty Furniture Cos., Inc. ...............................        118,464
     3,187    Jack in the Box Inc.*.......................................         83,181
     2,763    Neiman-Marcus Group Inc., Class A Shares*...................         85,653
     2,285    Phillips-Van Heusen Corp. ..................................         32,904
     4,569    Pier 1 Imports, Inc. .......................................         52,544
       800    Polo Ralph Lauren Corp.*....................................         20,640
     3,200    Reebok International Ltd.*+.................................        102,240
     1,500    Russell Corp. ..............................................         25,485
     3,805    Stein Mart, Inc.*...........................................         39,344
     5,400    Steven Madden Ltd.*.........................................         98,658

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
RETAIL -- 6.0% (CONTINUED)
         '
     2,700    Too, Inc.*..................................................    $    73,980
     1,604    Venator Group, Inc.*........................................         24,541
-----------------------------------------------------------------------------------------
                                                                                1,329,519
-----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 2.2%
     2,700    FirstFed Financial Corp.*...................................         80,460
     7,184    Harbor Florida Bancshares Inc. .............................        137,574
     3,278    MAF Bancorp, Inc. ..........................................        100,635
     8,682    Seacoast Financial Services Corp. ..........................        141,083
       744    Staten Island Bancorp, Inc. ................................         20,720
-----------------------------------------------------------------------------------------
                                                                                  480,472
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 0.8%
     1,600    Microsemi Corp.*+...........................................        113,600
     1,900    Nanometrics Inc.*...........................................         52,225
-----------------------------------------------------------------------------------------
                                                                                  165,825
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.1%
     3,146    Alpha Industries Inc.*......................................         92,964
     2,009    Cirrus Logic Inc.*..........................................         46,267
     1,610    DuPont Photomasks, Inc.*....................................         77,683
     3,700    Exar Corp.*.................................................         73,112
     2,400    General Semiconductor Inc.*.................................         25,104
     3,432    Ibis Technology Corp.*......................................         37,855
     3,900    Kopin Corp.*................................................         47,346
     3,600    Oak Technology Inc.*........................................         38,124
     1,600    Pixelworks, Inc.*...........................................         57,184
     2,954    Therma-Wave Inc.*...........................................         56,333
     2,593    TranSwitch Corp.*...........................................         27,875
     2,600    Varian Semiconductor Equipment*.............................        109,200
-----------------------------------------------------------------------------------------
                                                                                  689,047
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.7%
     2,600    Actuate Co.*................................................         24,830
     1,052    Advent Software, Inc.*......................................         66,802
     4,017    AremisSoft Corp.*...........................................         65,075
     1,300    Aspen Technology Inc.*......................................         31,460
       500    Avid Technology Inc.*.......................................          7,850
     4,782    Bsquare Corp.*..............................................         50,259
     1,700    Caminus Corp.*..............................................         45,849
     1,520    Cerner Corp.*...............................................         63,840
     6,517    Datastream Systems, Inc.*...................................         49,138
     1,328    Documentum, Inc.*...........................................         17,158
     3,432    Eclipsys Corp.*.............................................         96,439
       900    Fair, Isaac & Co., Inc. ....................................         55,638
     2,300    Filenet Corp.*..............................................         34,040
     3,432    IDX Systems Corp.*..........................................         41,218
     2,800    J.D. Edwards & Co.*.........................................         39,592

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.7% (CONTINUED)
     5,866    JDA Software Group, Inc.*...................................    $    97,434
       800    National Data Corp. ........................................         25,920
     2,493    NetIQ Corp.*................................................         78,006
     4,796    Progress Software Corp.*....................................         77,695
     1,690    Serena Software, Inc.*......................................         61,415
-----------------------------------------------------------------------------------------
                                                                                1,029,658
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.1%
     3,100    Alamosa Holdings, Inc.*.....................................         50,530
     2,200    Andrew Corp.*...............................................         40,590
       850    Black Box Corp.*............................................         57,256
     4,676    Crossroads Systems Inc.*....................................         30,347
     1,100    Digital Lightwave Inc.*.....................................         40,656
     1,966    DMC Stratex Networks, Inc.*.................................         19,660
     3,996    Illuminet Holdings Inc.*....................................        125,674
     3,823    ITC/Deltacom, Inc.*.........................................         15,292
     2,042    MasTec, Inc.*...............................................         26,954
     1,711    Proxim, Inc.*...............................................         24,125
     7,900    Spectralink Corp.*..........................................        102,779
     2,400    THQ Inc.*...................................................        143,112
-----------------------------------------------------------------------------------------
                                                                                  676,975
-----------------------------------------------------------------------------------------
TOBACCO -- 0.4%
     2,423    Universal Corp. ............................................         96,096
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.5%
     4,400    Airtran Holdings, Inc.*.....................................         46,200
     2,380    Alexander & Baldwin Inc. ...................................         61,285
     6,600    Arkansas Best Corp.*........................................        152,130
     1,700    Atlantic Coast Airlines Holdings*...........................         50,983
     4,315    Atlas Air, Inc.*............................................         61,100
       700    Landstar System Inc.*.......................................         47,613
     2,094    Offshore Logistics Inc.*....................................         39,785
     1,904    Roadway Express, Inc. ......................................         45,257
     2,094    Yellow Corp.*...............................................         39,743
-----------------------------------------------------------------------------------------
                                                                                  544,096
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $18,970,647)....................     20,655,003
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.9%
$205,000...   U.S. Treasury Bill, due 9/13/01 (Cost -- $203,533)..........        203,533
-----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $19,174,180).................     20,858,536
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.6%
$1,235,000    J.P. Morgan Securities Inc., 3.600% due 7/2/01; Proceeds at
                maturity -- $1,235,368; (Fully collateralized by U.S.
                Treasury Bonds, 6.500% due 11/15/26; Market
                value -- $1,262,950) (Cost -- $1,235,000).................    $ 1,235,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,409,180**)...........    $22,093,536
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + All or a portion of this security has been segregated for future contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
----------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
      3,730   Lamar Advertising Co.*......................................  $    164,120
        900   TMP Worldwide Inc.*.........................................        53,199
----------------------------------------------------------------------------------------
                                                                                 217,319
----------------------------------------------------------------------------------------
BIOMEDICAL/GENE -- 1.9%
    162,100   Applera Corp. ..............................................     4,336,175
        600   Genzyme Corp.*..............................................        36,600
     66,660   Martek Biosciences Corp.*...................................     1,899,810
----------------------------------------------------------------------------------------
                                                                               6,272,585
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.1%
     67,400   Concord EFS, Inc.*..........................................     3,505,474
        500   Gartner Group, Inc.*........................................         5,500
----------------------------------------------------------------------------------------
                                                                               3,510,974
----------------------------------------------------------------------------------------
COMPUTERS -- 0.2%
     11,500   Cabletron Systems, Inc.*....................................       262,775
     37,750   Computer Network Technology Corp.*..........................       400,527
      2,400   Palm, Inc.*.................................................        14,568
----------------------------------------------------------------------------------------
                                                                                 677,870
----------------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.5%
    311,900   CSG Systems International, Inc.*............................    17,703,444
        200   Fiserv, Inc.*...............................................        12,796
     17,360   Global Payments Inc. .......................................       522,536
----------------------------------------------------------------------------------------
                                                                              18,238,776
----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.1%
     10,500   W.W. Grainger, Inc. ........................................       432,180
----------------------------------------------------------------------------------------
ELECTRICAL -- 1.2%
    222,955   Cable Design Technologies Corp.*............................     3,602,953
     10,710   Reliant Resources, Inc.*....................................       264,537
----------------------------------------------------------------------------------------
                                                                               3,867,490
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.1%
      2,900   Capital One Financial Corp. ................................       174,000
----------------------------------------------------------------------------------------
HEALTHCARE -- 6.7%
     64,520   ArthroCare Corp.*...........................................     1,687,198
      2,800   Caremark Rx, Inc.*..........................................        46,060
    456,700   Cytyc Corp.*................................................    10,526,935
    188,300   DaVita, Inc.*...............................................     3,828,139
        400   First Health Group Corp.*...................................         9,648
    331,600   VISX, Inc.*.................................................     6,416,460
----------------------------------------------------------------------------------------
                                                                              22,514,440
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INSURANCE -- 0.2%
      3,000   CIGNA Corp. ................................................  $    287,460
     47,200   Willis Group Holdings Ltd.*.................................       837,800
----------------------------------------------------------------------------------------
                                                                               1,125,260
----------------------------------------------------------------------------------------
INTERNET -- 24.9%
    515,700   Akamai Technologies, Inc.*..................................     4,731,548
    407,940   CheckFree Corp.*............................................    14,306,456
      2,200   Check Point Software Technologies Ltd.*.....................       111,254
    564,683   CNET Network, Inc.*.........................................     7,340,879
      2,600   Digex, Inc.*................................................        33,800
        700   I2 Technologies, Inc.*......................................        13,860
    660,170   Internap Network Services Corp.*............................     2,158,756
    238,009   Internet Security Systems, Inc.*............................    11,557,717
      3,000   Juniper Networks, Inc.*.....................................        93,300
    170,250   RSA Security Inc.*..........................................     5,269,238
    329,355   S1 Corp.*...................................................     4,610,970
     95,100   SportsLine.com, Inc.*.......................................       218,730
    121,400   Switchboard Inc.*...........................................       716,260
    520,947   VeriSign, Inc.*.............................................    31,262,029
     52,400   Vignette Corp.*.............................................       464,788
----------------------------------------------------------------------------------------
                                                                              82,889,585
----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.8%
    297,700   AGCO Corp. .................................................     2,723,955
----------------------------------------------------------------------------------------
MEDIA -- 1.3%
      1,400   Charter Communications, Inc.*...............................        32,690
        800   Hearst-Argyle Television, Inc.*.............................        16,000
        300   Macrovision Corp.*..........................................        20,550
      3,600   Meredith Corp. .............................................       128,916
      1,000   Radio One, Inc.*............................................        23,000
     86,740   Scholastic Corp.*...........................................     3,903,300
      2,400   Univision Communications Inc.*..............................       102,672
----------------------------------------------------------------------------------------
                                                                               4,227,128
----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 22.0%
    218,500   Apache Corp.*...............................................    11,088,875
      3,400   BJ Services Co.*............................................        96,492
     71,900   Cooper Cameron Corp.*.......................................     4,012,020
    226,700   Devon Energy Corp. .........................................    11,901,750
    138,590   Diamond Offshore Drilling, Inc. ............................     4,580,399
    298,950   EOG Resources, Inc. ........................................    10,627,672
    305,140   Global Industries, Ltd.*....................................     3,805,096
    238,600   Global Marine Inc.*.........................................     4,445,118
      1,000   Halliburton Co. ............................................        35,600
     85,000   Houston Exploration Co.*....................................     2,656,250
    270,400   Newfield Exploration Co.*...................................     8,669,024
     20,500   Noble Affiliates, Inc. .....................................       724,675
    310,450   Noble Drilling Corp.*.......................................    10,167,238

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 22.0% (CONTINUED)
      1,000   Smith International, Inc.*..................................  $     59,900
      7,800   Transocean Sedco Forex Inc. ................................       321,750
      2,100   Weatherford International, Inc.*............................       100,800
----------------------------------------------------------------------------------------
                                                                              73,292,659
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.8%
      2,200   Allergan, Inc. .............................................       188,100
      6,600   IMS Health Inc. ............................................       188,100
     97,110   IntraBiotics Pharmaceuticals, Inc.*.........................       140,810
      3,500   IVAX Corp.*.................................................       136,500
    160,760   United Therapeutics Corp.*..................................     2,146,146
----------------------------------------------------------------------------------------
                                                                               2,799,656
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     10,000   Pinnacle Holdings Inc.*.....................................        60,100
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.0%
        900   Harley-Davidson, Inc. ......................................        42,372
----------------------------------------------------------------------------------------
RESTAURANTS -- 0.1%
      4,500   Brinker International, Inc.*................................       116,325
      2,400   Starbucks Corp.*............................................        55,200
----------------------------------------------------------------------------------------
                                                                                 171,525
----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 0.1%
      4,700   Guidant Corp.*..............................................       169,200
        800   Waters Corp.*...............................................        22,088
----------------------------------------------------------------------------------------
                                                                                 191,288
----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.1%
      6,800   Atmel Corp.*................................................        91,732
        900   Linear Technology Corp. ....................................        39,798
     12,500   LSI Logic Corp.*............................................       235,000
      1,500   Qlogic Corp.*...............................................        96,675
----------------------------------------------------------------------------------------
                                                                                 463,205
----------------------------------------------------------------------------------------
SOFTWARE -- 13.0%
    207,400   Adobe Systems Inc. .........................................     9,747,800
      5,600   BMC Software, Inc.*.........................................       126,224
        900   Cadence Design Systems, Inc.*...............................        16,767
    568,210   Citrix Systems, Inc.*.......................................    19,830,529
      1,800   DST Systems, Inc.*..........................................        94,860
     91,600   Emulex Corp.*...............................................     3,700,640
     61,200   ePresence, Inc.*............................................       252,144
      7,100   Extreme Networks, Inc.*.....................................       209,450
        100   Informatica Corp.*..........................................         1,736
      2,100   Intuit Inc.*................................................        83,979
      5,900   JNI Corp.*..................................................        82,600
    103,100   Netegrity, Inc.*............................................     3,093,000
      2,300   PeopleSoft, Inc.*...........................................       113,229

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SOFTWARE -- 13.0% (CONTINUED)
    166,400   Rational Software Corp.*....................................  $  4,667,520
     24,750   Siebel Systems, Inc.*.......................................     1,160,775
      1,900   VERITAS Software Corp.*.....................................       126,407
----------------------------------------------------------------------------------------
                                                                              43,307,660
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 14.0%
      3,300   Advanced Fibre Communications, Inc.*........................        69,300
    420,080   American Tower Corp., Class A Shares*.......................     8,683,053
     18,800   Aware, Inc.*................................................       169,200
    201,800   CIENA Corp.*................................................     7,668,400
    108,500   Comverse Technology, Inc.*..................................     6,251,770
    403,170   EchoStar Communications Corp.*..............................    13,070,771
    144,700   General Motors Corp., Class H Shares*.......................     2,930,175
      6,400   Network Appliance, Inc.*....................................        87,680
    186,700   ONI Systems Corp.*..........................................     5,208,930
     47,500   SBA Communications Corp.*...................................     1,175,625
     51,000   Tekelec*....................................................     1,382,100
----------------------------------------------------------------------------------------
                                                                              46,697,004
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $364,258,371)...................   313,897,031
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
   FACE
  AMOUNT      RATING                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.9%
$ 6,590,000   B-      EchoStar Communications Corp., 5.750% due 5/15/08+
                      (Cost -- $6,249,007)........................................     6,169,888
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
 12,712,000           Federal Home Loan Bank Discount Notes, 3.940% due 7/2/01
                      (Cost -- $12,709,217).......................................    12,709,217
------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $383,216,595**)..........  $332,776,136
------------------------------------------------------------------------------------------------

 *  Non-income producing security.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.7%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.9%
    21,810   Boeing Co. .................................................    $  1,212,636
    29,540   General Dynamics Corp. .....................................       2,298,507
    53,800   United Technologies Corp. ..................................       3,941,388
-----------------------------------------------------------------------------------------
                                                                                7,452,531
-----------------------------------------------------------------------------------------
APPAREL -- 0.5%
    22,800   Nike, Inc., Class B Shares..................................         957,372
-----------------------------------------------------------------------------------------
BANKS -- 3.7%
    47,050   Bank of America Corp. ......................................       2,824,411
    12,000   Comerica Inc. ..............................................         691,200
    17,050   PNC Financial Services Group................................       1,121,720
    25,820   SouthTrust Corp. ...........................................         671,320
    75,117   U.S. Bancorp................................................       1,711,916
-----------------------------------------------------------------------------------------
                                                                                7,020,567
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.4%
    19,330   Anheuser-Busch Cos. Inc. ...................................         796,396
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.3%
     6,400   Air Products and Chemicals, Inc. ...........................         292,800
     6,150   Praxair, Inc. ..............................................         289,050
     2,120   Rohm & Haas Co. ............................................          69,748
-----------------------------------------------------------------------------------------
                                                                                  651,598
-----------------------------------------------------------------------------------------
COMPUTERS -- 6.4%
    13,050   Akamai Technologies, Inc.*..................................         119,734
    37,460   Cabletron Systems, Inc.*....................................         855,961
    36,100   Dell Computer Corp.*........................................         936,795
    98,700   EMC Corp.*..................................................       2,867,235
     9,060   Emulex Corp.*...............................................         366,024
    27,470   International Business Machines Corp. ......................       3,104,110
    59,930   Sun Microsystems, Inc.*.....................................         942,100
    44,762   VERITAS Software Corp.*.....................................       2,978,016
-----------------------------------------------------------------------------------------
                                                                               12,169,975
-----------------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE -- 0.3%
    19,000   Gillette Co. ...............................................         550,810
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.5%
    10,440   The AES Corp.*..............................................         449,442
    32,820   Calpine Corp.*..............................................       1,240,596
    15,800   Constellation Energy Group, Inc. ...........................         673,080
    90,042   Flextronics International Ltd.*.............................       2,350,996
-----------------------------------------------------------------------------------------
                                                                                4,714,114
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.0%
    27,750   Capital One Financial Corp. ................................       1,665,000
    44,620   Fannie Mae..................................................       3,799,393

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.0% (CONTINUED)
    41,740   FleetBoston Financial Corp. ................................    $  1,646,643
    56,960   Freddie Mac.................................................       3,987,200
     4,400   Lehman Brothers Holdings Inc. ..............................         342,100
-----------------------------------------------------------------------------------------
                                                                               11,440,336
-----------------------------------------------------------------------------------------
FOOD -- 3.5%
    20,060   The Quaker Oats Co. ........................................       1,830,475
   100,580   Safeway Inc.*...............................................       4,827,840
-----------------------------------------------------------------------------------------
                                                                                6,658,315
-----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.5%
     8,200   SPX Corp.*..................................................       1,026,476
-----------------------------------------------------------------------------------------
INSURANCE -- 5.3%
    46,400   AFLAC Inc. .................................................       1,461,136
    44,030   American International Group, Inc. .........................       3,786,580
    20,290   CIGNA Corp. ................................................       1,944,188
    18,450   Metlife, Inc. ..............................................         571,581
    41,810   St. Paul Cos., Inc. ........................................       2,119,349
     3,700   UnumProvident Corp. ........................................         118,844
-----------------------------------------------------------------------------------------
                                                                               10,001,678
-----------------------------------------------------------------------------------------
MACHINERY -- 1.1%
    57,250   Deere & Co. ................................................       2,166,913
-----------------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED -- 4.2%
    91,030   General Electric Co. .......................................       4,437,712
     9,760   Minnesota Mining & Manufacturing Co. .......................       1,113,616
    46,100   Tyco International Ltd......................................       2,512,450
-----------------------------------------------------------------------------------------
                                                                                8,063,778
-----------------------------------------------------------------------------------------
MEDIA -- 6.3%
    48,405   AOL Time Warner, Inc.*......................................       2,565,465
    19,700   Charter Communications, Inc.*...............................         459,995
    43,590   Clear Channel Communications, Inc.*.........................       2,733,093
    39,200   Comcast Corp., Class A Shares*..............................       1,701,280
    16,180   Gemstar-TV Guide International, Inc.*.......................         711,920
    74,078   Viacom Inc., Non Voting*....................................       3,833,536
-----------------------------------------------------------------------------------------
                                                                               12,005,289
-----------------------------------------------------------------------------------------
METALS - DIVERSIFIED -- 0.7%
    35,140   Alcoa, Inc. ................................................       1,384,516
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.1%
    11,480   Apache Corp. ...............................................         582,610
    51,650   Conoco Inc., Class B Shares.................................       1,492,685
    17,700   Devon Energy Corp. .........................................         929,250
    13,190   EOG Resources, Inc. ........................................         468,905
    80,271   Exxon Mobil Corp. ..........................................       7,011,672
    59,270   Global Marine Inc.*.........................................       1,104,200
    19,220   Grant Prideco, Inc.*........................................         336,158

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.1% (CONTINUED)
    28,700   Noble Drilling Corp.*.......................................    $    939,925
    49,090   Santa Fe International Corp. ...............................       1,423,610
    27,260   Transocean Sedco Forex Inc. ................................       1,124,475
-----------------------------------------------------------------------------------------
                                                                               15,413,490
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.4%
    92,520   American Home Products Corp. ...............................       5,406,869
    47,360   Bristol-Myers Squibb Co. ...................................       2,476,928
     8,110   Cardinal Health, Inc. ......................................         559,590
    61,600   Eli Lilly & Co. ............................................       4,558,400
    62,325   Pfizer, Inc. ...............................................       2,496,116
    50,320   Pharmacia & Upjohn, Inc. ...................................       2,312,204
    51,200   Schering-Plough Corp. ......................................       1,855,488
-----------------------------------------------------------------------------------------
                                                                               19,665,595
-----------------------------------------------------------------------------------------
PIPELINES -- 3.1%
    48,970   Dynegy Inc., Class A Shares.................................       2,277,105
    35,905   El Paso Corp. ..............................................       1,886,449
    22,200   Enron Corp. ................................................       1,087,800
    10,320   Equitable Resources, Inc. ..................................         343,759
    10,320   Williams Cos., Inc. ........................................         340,044
-----------------------------------------------------------------------------------------
                                                                                5,935,157
-----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.2%
    47,900   Harley-Davidson, Inc. ......................................       2,255,132
-----------------------------------------------------------------------------------------
RETAIL -- 3.7%
     1,470   Costco Wholesale Corp.*.....................................          60,388
   105,310   CVS Corp.+..................................................       4,064,966
    19,300   The Home Depot, Inc. .......................................         898,415
     7,600   Lowe's Co., Inc. ...........................................         551,380
    31,080   Wal-Mart Stores, Inc. ......................................       1,516,704
-----------------------------------------------------------------------------------------
                                                                                7,091,853
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 1.7%
    57,690   Applera Corp. - Applied Biosystems Group....................       1,543,208
    44,380   Guidant Corp.*..............................................       1,597,680
-----------------------------------------------------------------------------------------
                                                                                3,140,888
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 4.2%
    44,820   Analog Devices, Inc.*.......................................       1,938,465
   135,360   Atmel Corp.*................................................       1,826,006
   110,450   Intel Corp. ................................................       3,230,662
    14,491   QLogic Corp.*...............................................         933,945
-----------------------------------------------------------------------------------------
                                                                                7,929,078
-----------------------------------------------------------------------------------------
SOFTWARE -- 7.3%
    37,100   Automatic Data Processing, Inc. ............................       1,843,870
    27,665   Check Point Software Technologies Ltd.*.....................       1,399,019
    18,930   Extreme Networks, Inc.*.....................................         558,435

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 7.3% (CONTINUED)
    14,200   Fiserv Inc.*................................................    $    908,516
     3,628   McDATA Corp., Class A Shares*...............................          63,671
    12,300   Micromuse, Inc.*............................................         344,277
    62,860   Microsoft Corp.*............................................       4,563,636
   119,130   Oracle Corp.*...............................................       2,263,470
    30,260   Rational Software Corp.*....................................         848,793
    17,780   VeriSign, Inc.*.............................................       1,066,978
-----------------------------------------------------------------------------------------
                                                                               13,860,665
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.1%
    14,480   Allegiance Telecom, Inc.*...................................         217,055
    10,020   Amdocs Ltd.*................................................         539,577
    56,200   AT&T Corp. .................................................       1,236,400
    25,390   Echostar Communications Corp.*..............................         823,144
    16,330   Exodus Communications, Inc.*................................          33,640
    81,040   Qwest Communications International, Inc. ...................       2,582,745
   137,580   Sprint, Corp. (FON Group)...................................       2,938,709
    49,500   Sprint, Corp. (PCS Group)*..................................       1,195,425
    25,900   XO Communications, Inc.*....................................          49,728
-----------------------------------------------------------------------------------------
                                                                                9,616,423
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.3%
    38,600   American Tower Corp., Class A Shares*.......................         797,862
    26,000   CIENA Corp.*................................................         988,000
    35,220   Comverse Technology Inc.*...................................       2,029,376
    75,800   Nortel Networks Corp. ......................................         689,022
    14,500   QUALCOMM Inc.*..............................................         847,960
    38,460   SBA Communications Corp.*...................................         951,885
-----------------------------------------------------------------------------------------
                                                                                6,304,105
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $192,813,318)...................     178,273,050
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.3%
-----------------------------------------------------------------------------------------
FRANCE -- 1.4%
    16,430   Sanofi-Synthelabo SA........................................       1,077,993
    11,100   Total Fina Elf SA...........................................       1,554,300
-----------------------------------------------------------------------------------------
                                                                                2,632,293
-----------------------------------------------------------------------------------------
IRELAND -- 0.1%
    76,200   Jefferson Smurfit Group PLC.................................         140,925
-----------------------------------------------------------------------------------------
JAPAN -- 0.3%
     3,000   Fast Retailing Co., Ltd.....................................         521,969
-----------------------------------------------------------------------------------------
NETHERLANDS -- 0.9%
        10   Koninklijke.................................................              57
    29,370   Royal Dutch Petroleum Co. ..................................       1,690,292
-----------------------------------------------------------------------------------------
                                                                                1,690,349
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SWITZERLAND -- 1.1%
    28,600   Novartis AG.................................................    $  1,035,010
    21,480   Syngenta AG.................................................       1,129,268
-----------------------------------------------------------------------------------------
                                                                                2,164,278
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.5%
   451,173   Vodafone Group PLC..........................................         996,205
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $8,754,877)....................       8,146,019
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
$3,747,000   Federal Home Loan Bank Discount Notes, 3.940% due 7/2/01
             (Cost -- $3,746,180)........................................       3,746,180
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $205,314,375**)..........    $190,165,249
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 +  Security is segregated for open forward foreign currency contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                                           DISCIPLINED       MFS
                                               CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                  BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.......................  $44,457,505   $12,759,932   $19,174,180   $383,216,595   $205,314,375
  Repurchase agreements, at cost.............    2,711,000     2,861,000     1,235,000             --             --
  Foreign currency, at cost..................     (150,513)           --            --             --             --
--------------------------------------------------------------------------------------------------------------------
  Investments, at value......................  $42,795,096   $12,334,465   $20,858,536   $332,776,136   $190,165,249
  Repurchase agreements, at value............    2,711,000     2,861,000     1,235,000             --             --
  Cash.......................................        1,877           720           745         10,646         32,673
  Receivable for securities sold.............    1,032,466            --       632,025      3,273,837      1,488,106
  Dividends and interest receivable..........      195,243        18,815        16,842         35,478        110,846
  Receivable from broker -- variation
    margin...................................           --            --        20,200             --             --
--------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...............................   46,735,682    15,215,000    22,763,348    336,096,097    191,796,874
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...........    1,882,387            --       577,783        404,623        168,739
  Payable for foreign currency, at value.....      146,077            --            --             --             --
  Investment advisory fee payable............       20,972         7,085        13,531        209,334        124,356
  Administration fee payable.................        2,097           709         1,105         15,700          9,327
  Payable for open forward foreign currency
    contracts (Note 9).......................           --            --            --             --             42
  Accrued expenses...........................       21,583        23,665        26,219         28,352         61,922
--------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..........................    2,073,116        31,459       618,638        658,009        364,386
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $44,662,566   $15,183,541   $22,144,710   $335,438,088   $191,432,488
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital............................  $42,800,524   $14,938,147   $20,697,529   $336,548,032   $214,943,413
  Undistributed (overdistributed) net
    investment income........................    1,430,270       397,640        70,719       (739,693)       136,452
  Accumulated net realized gain (loss) from
    security transactions, futures contracts
    and
    foreign currencies.......................    2,066,042       273,221      (331,798)    50,070,208     (8,497,766)
  Net unrealized appreciation (depreciation)
    of investments, futures contracts and
    foreign currencies.......................   (1,634,270)     (425,467)    1,708,260    (50,440,459)   (15,149,611)
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $44,662,566   $15,183,541   $22,144,710   $335,438,088   $191,432,488
--------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...........................    3,647,368     1,514,931     2,123,167     21,019,164     18,363,966
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...................       $12.25        $10.02        $10.43         $15.96         $10.42
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                                DISCIPLINED       MFS
                                                      CONVERTIBLE   STRATEGIC    SMALL CAP      MID CAP          MFS
                                                         BOND         STOCK        STOCK         GROWTH        RESEARCH
                                                       PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................   $ 583,245    $  22,976   $   27,631    $    531,024   $    165,674
  Dividends.........................................     216,234      165,121       95,058         133,565        851,659
  Less: Interest expense............................          --           --           --              --         (1,331)
        Foreign withholding tax.....................          --           --          (97)             --        (15,702)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     799,479      188,097      122,592         664,589      1,000,300
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..................     104,230       39,741       82,025       1,260,358        816,478
  Administration fee (Note 2).......................      10,423        3,974        6,152          94,527         61,236
  Shareholder and system servicing fees.............       7,644        7,644        7,455           7,669          7,988
  Audit and legal...................................       7,546        7,546        7,594          10,367         10,159
  Trustees' fees....................................       1,973        1,973        1,973           1,973          1,973
  Custody...........................................       1,795          894        9,554          20,008         21,981
  Pricing service fees..............................       1,779           --           --              --            493
  Shareholder communications........................         986        1,395        1,162           8,818         14,091
  Other.............................................         513          544          557             562            916
-------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     136,889       63,711      116,472       1,404,282        935,315
  Less: Expense reimbursement (Note 2)..............          --       (4,981)     (15,692)             --             --
-------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     136,889       58,730      100,780       1,404,282        935,315
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................     662,590      129,367       21,812        (739,693)        64,985
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 3, 6 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)..................................     258,375      156,668    1,088,576     (10,226,797)   (19,656,886)
    Futures contracts...............................          --           --       92,356              --             --
    Foreign currency transactions...................      (3,353)          --           --              --         (1,926)
-------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................     255,022      156,668    1,180,932     (10,226,797)   (19,658,812)
-------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
    (Depreciation)
  From:
    Security transactions...........................    (726,182)    (138,258)    (773,606)     (4,910,471)   (12,656,439)
    Foreign currency transactions...................      23,143           --           --              --           (225)
-------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)..................................    (703,039)    (138,258)    (773,606)     (4,910,471)   (12,656,664)
-------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................    (448,017)      18,410      407,326     (15,137,268)   (32,315,476)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...   $ 214,573    $ 147,777   $  429,138    $(15,876,961)  $(32,250,491)
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 2001

                                                                             DISCIPLINED       MFS
                                                 CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                    BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................  $   662,590   $   129,367   $    21,812   $   (739,693)  $     64,985
  Net realized gain (loss).....................      255,022       156,668     1,180,932    (10,226,797)   (19,658,812)
  Change in net unrealized appreciation
    (depreciation).............................     (703,039)     (138,258)     (773,606)    (4,910,471)   (12,656,664)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS............................      214,573       147,777       429,138    (15,876,961)   (32,250,491)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income........................           --            --            --             --             --
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS............................           --            --            --             --             --
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares.............   20,120,658     5,071,731     5,763,534     47,277,818     10,370,073
  Cost of shares reacquired....................   (1,967,003)   (2,636,938)   (6,544,218)   (10,112,697)    (9,640,431)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................   18,153,655     2,434,793      (780,684)    37,165,121        729,642
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   18,368,228     2,582,570      (351,546)    21,288,160    (31,520,849)
NET ASSETS:
  Beginning of period..........................   26,294,338    12,600,971    22,496,256    314,149,928    222,953,337
----------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*...............................  $44,662,566   $15,183,541   $22,144,710   $335,438,088   $191,432,488
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:........................   $1,430,270      $397,640       $70,719      $(739,693)      $136,452
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 2000

                                                                             DISCIPLINED       MFS
                                                 CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                    BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................  $   828,777   $   268,303   $    49,127   $   (661,838)  $   (154,195)
  Net realized gain (loss).....................    1,762,350       231,348    (1,443,977)    61,865,156     11,574,244
  Change in net unrealized appreciation
    (depreciation).............................   (1,031,144)      512,077     1,475,695    (62,441,005)   (27,726,254)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS.................................    1,559,983     1,011,728        80,845     (1,237,687)   (16,306,205)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income........................     (317,473)     (259,153)      (33,719)            --             --
  Net realized gains...........................   (1,016,846)     (908,780)   (1,168,505)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS..............   (1,334,319)   (1,167,933)   (1,202,224)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares.............   15,357,999     2,613,567    14,013,734    234,464,549     98,676,710
  Net asset value of shares issued for
    reinvestment of dividends..................    1,334,319     1,167,933     1,202,224     14,996,731      3,136,683
  Cost of shares reacquired....................   (1,861,730)   (5,754,104)   (6,508,194)   (13,201,139)   (11,490,218)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................   14,830,588    (1,972,604)    8,707,764    236,260,141     90,323,175
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   15,056,252    (2,128,809)    7,586,385    220,025,723     70,880,287
NET ASSETS:
  Beginning of year............................   11,238,086    14,729,780    14,909,871     94,124,205    152,073,050
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................     $823,557      $268,273       $48,907             --        $73,393
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2005, MFS Value, formerly known as NWQ Large Cap, and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Convertible Bond Portfolio to amortize premium and all discounts on all fixed-income securities. The Convertible Bond Portfolio elected to adopt this requirement effective January 1, 2001. This change does not affect the Convertible Bond Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended June 30, 2001, interest income decreased by $8,904, net realized gain increased by $10,977 and the change in net unrealized depreciation of investments increased by $2,073. In addition, the Convertible Bond Portfolio recorded adjustments to increase the cost of securities and decrease to accumulated undistributed net investment income by $12,063 to reflect the cumulative effect of this change up to the date of the adoption.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 2001, Travelers Insurance reimbursed expenses in the amounts of $4,981, and $15,692, for SSP and DSCS, respectively.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Trust's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the six months ended June 30, 2001 were as follows:

                         PORTFOLIO                             PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Bond............................................  $ 32,917,679    $ 13,559,376
Strategic Stock.............................................     3,723,526       4,034,214
Disciplined Small Cap Stock.................................     9,118,537      10,337,398
MFS Mid Cap Growth..........................................   175,147,137     129,046,977
MFS Research................................................   100,401,132      96,189,187
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Convertible Bond............................................  $ 1,197,090    $(2,859,499)    $ (1,662,409)
Strategic Stock.............................................    1,032,540     (1,458,007)        (425,467)
Disciplined Small Cap Stock.................................    3,183,937     (1,499,581)       1,684,356
MFS Mid Cap Growth..........................................   32,334,837    (82,775,296)     (50,440,459)
MFS Research................................................    8,053,667    (23,202,793)     (15,149,126)
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2001, the Portfolios did not enter into any reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, DSCS had purchased four financial futures contracts on the Russell 2000 Index expiring in September 2001. The basis value of such contracts was $1,007,296. The market value of such contracts on June 30, 2001, was $1,031,200, resulting in an unrealized gain of $23,904.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2001, the Portfolios did not enter into any written call or put option contracts.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At June 30, 2001, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                         LOCAL      MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                        CURRENCY     VALUE        DATE          LOSS
-------------------------------------------------------------------------------------------------------
TO BUY:
British Pound.........................................   20,393     $28,677      7/2/01         $(42)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency
  Contracts...........................................                                          $(42)
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, the Portfolios did not hold any when-issued securities.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 2001, the Portfolios did not enter into any mortgage dollar roll transactions.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2001, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2001, the Portfolios did not have any securities on loan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     14.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                  JUNE 30, 2001      DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO
Shares sold.................................................        1,627,398            1,260,297
Shares issued on reinvestment...............................               --              114,239
Shares reacquired...........................................         (160,413)            (155,811)
------------------------------------------------------------------------------------------------------
Net Increase................................................        1,466,985            1,218,725
------------------------------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO
Shares sold.................................................          518,430              287,031
Shares issued on reinvestment...............................               --              134,710
Shares reacquired...........................................         (273,117)            (635,085)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          245,313             (213,344)
------------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO
Shares sold.................................................          593,866            1,290,539
Shares issued on reinvestment...............................               --              117,519
Shares reacquired...........................................         (665,453)            (610,000)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (71,587)             798,058
------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................        2,971,186           12,928,854
Shares issued on reinvestment...............................               --              816,815
Shares reacquired...........................................         (704,455)            (721,721)
------------------------------------------------------------------------------------------------------
Net Increase................................................        2,266,731           13,023,948
------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
Shares sold.................................................          922,015            7,332,349
Shares issued on reinvestment...............................               --              232,003
Shares reacquired...........................................         (905,414)            (865,137)
------------------------------------------------------------------------------------------------------
Net Increase................................................           16,601            6,699,215
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           CONVERTIBLE BOND PORTFOLIO             2001(1)(2)       2000(2)       1999(2)       1998(3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $12.06          $11.69         $9.86       $10.00
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)(5)...................      0.23            0.58          0.46         0.22
  Net realized and unrealized gain (loss)(5)....     (0.04)           0.85          1.38        (0.12)
------------------------------------------------------------------------------------------------------
Total Income From Operations....................      0.19            1.43          1.84         0.10
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        --           (0.25)           --        (0.22)
  Net realized gains............................        --           (0.81)        (0.01)       (0.02)
------------------------------------------------------------------------------------------------------
Total Distribution..............................        --           (1.06)        (0.01)       (0.24)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................    $12.25          $12.06        $11.69        $9.86
------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      1.58%++        12.51%        18.70%        0.98%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...............   $44,663         $26,294       $11,238       $4,617
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(6)................................      0.79%+          0.80%         0.80%        0.80%+
  Net investment income(5)......................      3.83+           4.76          4.33         4.31+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        43%             48%           79%           7%
------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $18,530, $32,000 and $24,996 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

              PER SHARE DECREASES                                              EXPENSE RATIOS WITHOUT
           IN NET INVESTMENT INCOME                                            EXPENSE REIMBURSEMENT
-----------------------------------------------                   ------------------------------------------------
2000                 1999                 1998                    2000                 1999                  1998
-----                -----                -----                   -----                -----                ------
$0.01                $0.05                $0.05                   0.90%                1.23%                1.86%+

(5) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 3.89%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(6) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

             STRATEGIC STOCK PORTFOLIO                2001(1)(2)       2000        1999(2)      1998(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................     $9.93          $9.93        $9.46      $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..........................      0.09           0.23         0.21        0.12
  Net realized and unrealized gain (loss)...........      0.00*          0.66         0.26       (0.54)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................      0.09           0.89         0.47       (0.42)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................        --          (0.20)       (0.00)*     (0.12)
  Net realized gains................................        --          (0.69)          --          --
-------------------------------------------------------------------------------------------------------
Total Distributions.................................        --          (0.89)       (0.00)*     (0.12)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................    $10.02          $9.93        $9.93       $9.46
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................      0.91%++       10.22%        4.97%      (4.24)%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...................   $15,184        $12,601      $14,730      $6,887
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................................      0.90%+         0.90%        0.90%       0.90%+
  Net investment income.............................      1.97+          2.14         2.09        2.42+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        30%             6%          80%          1%
-------------------------------------------------------------------------------------------------------

       DISCIPLINED SMALL CAP STOCK PORTFOLIO           2001(1)        2000(2)      1999(2)      1998(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $10.25         $10.68        $8.87      $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..........................      0.01           0.03         0.04        0.03
  Net realized and unrealized gain (loss)...........      0.17           0.19         1.77       (1.13)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................      0.18           0.22         1.81       (1.10)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................        --          (0.02)          --       (0.03)
  Net realized gains................................        --          (0.63)          --          --
  Capital...........................................        --             --           --       (0.00)*
-------------------------------------------------------------------------------------------------------
Total Distributions.................................        --          (0.65)          --       (0.03)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................    $10.43         $10.25       $10.68       $8.87
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................      1.76%++        2.10%       20.41%     (11.04)%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...................   $22,145        $22,496      $14,910      $5,162
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(6)....................................      1.00%+         1.00%        1.00%       1.00%+
  Net investment income.............................      0.22+          0.25         0.46        0.64+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        46%           108%          94%         89%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares methods.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $4,981, $9,244, $11,500 and $21,016 for the six months ended June 30, 2001, years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $15,692, $27,638, $44,300 and $45,146 for the six months ended June 30, 2001, years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                              DECREASES IN NET                            EXPENSE RATIOS WITHOUT
                                        INVESTMENT INCOME PER SHARE                        EXPENSE REIMBURSEMENT
                                   --------------------------------------         ---------------------------------------
                                   2001       2000       1999       1998          2001       2000       1999        1998
                                   -----      -----      -----      -----         -----      -----      -----      ------
Strategic Stock Portfolio          $0.00*     $0.01      $0.01      $0.03         0.97%+     0.97%      0.99%           1.51%+
Disciplined Small Cap Stock
  Portfolio                         0.01       0.01       0.05       0.08         1.15+      1.14       1.49            2.98+

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.90%.

(6) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          MFS MID CAP GROWTH PORTFOLIO             2001(1)       2000(2)       1999(2)       1998(2)(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $16.75        $16.43        $10.05        $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(4).........................     (0.04)        (0.05)        (0.04)        (0.02)
  Net realized and unrealized gain (loss)........     (0.75)         1.69          6.46          0.07
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (0.79)         1.64          6.42          0.05
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains.............................        --         (1.32)        (0.04)           --
-------------------------------------------------------------------------------------------------------
Total Distributions..............................        --         (1.32)        (0.04)           --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................    $15.96        $16.75        $16.43        $10.05
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     (4.72)%++      9.29%        64.17%         0.50%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)................  $335,438      $314,150       $94,124       $13,234
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).................................      0.90%+        0.90%         1.00%         1.00%+
  Net investment loss............................     (0.47)+       (0.30)        (0.33)        (0.25)+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        43%          143%          162%          100%
-------------------------------------------------------------------------------------------------------
                         MFS RESEARCH PORTFOLIO    2001(1)       2000(2)       1999(2)        1998(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $12.15        $13.06        $10.56        $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(4)................      0.00*        (0.01)         0.00*         0.01
  Net realized and unrealized gain (loss)........     (1.73)        (0.70)         2.50          0.57
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (1.73)        (0.71)         2.50          0.58
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................        --            --            --         (0.02)
  Net realized gains.............................        --         (0.20)           --            --
  Capital........................................        --            --            --         (0.00)*
-------------------------------------------------------------------------------------------------------
Total Distributions..............................        --         (0.20)           --         (0.02)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................    $10.42        $12.15        $13.06        $10.56
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    (14.24)%++     (5.58)%       23.67%         5.77%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)................  $191,432      $222,953      $152,073       $37,870
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense...............................      0.00%#+       0.02%           --            --
  Other expenses.................................      0.93+         0.92            --            --
  Total expenses(4)(5)...........................      0.93+         0.94          0.99%         1.00%
  Net investment income (loss)...................      0.06+        (0.07)         0.02          0.42+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        49%           86%           85%           54%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the average shares method.

(3) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                              DECREASES IN NET                            EXPENSE RATIOS WITHOUT
                                         INVESTMENT INCOME PER SHARE                       EXPENSE REIMBURSEMENT
                                        -----------------------------                   ---------------------------
                                        1999                    1998                    1999                  1998
                                        -----                   -----                   -----                ------
MFS Mid Cap Growth Portfolio            $0.01                   $0.04                   1.07%                1.62%+
MFS Research Portfolio                     --                    0.01                     --                 1.37+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 #  Percentage represents less than 0.01% per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                      (This page intentionally left blank)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-01) Printed in U.S.A.